                                                                    EXHIBIT 24.1


         POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being a director or officer or both of Kellogg Company (the "Company"), constitutes and appoints Thomas J. Webb, Gary H. Pilnick and Joel R. Wittenberg, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to debt securities of the Company, as contemplated by the Registration Rights Agreement by and among the Company, Salomon Smith Barney Inc., Chase Securities Inc. and the other initial purchasers named therein and all amendments (including post-effective amendments) to such Registration Statement on Form S-4 (and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the offering which such Registration Statement on Form S-4 relates), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact an agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated:


                  Signatures                             Capacity                           Dates
                  ----------                             --------                           -----

          /s/ Carlos M. Gutierrez
              Carlos M. Gutierrez           President and Chief Executive Officer,      April 27, 2001
                                            Chairman of the Board (Principal
                                            Executive Officer)


            /s/ Thomas J. Webb
                Thomas J. Webb              Executive Vice President and Chief          April 27, 2001
                                            Financial Officer (Principal Financial
                                            and Accounting Officer)

        /s/ Benjamin S. Carson, Sr.
            Benjamin S. Carson, Sr.         Director                                    April 27, 2001


            /s/ John T. Dillon
                John T. Dillon              Director                                    April 27, 2001


              /s/ Gordon Gund
                  Gordon Gund               Director                                    April 27, 2001


          /s/ Dorothy A. Johnson
              Dorothy A. Johnson            Director                                    April 27, 2001


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
       /s/ Ann McLaughlin Korologos
           Ann McLaughlin Korologos         Director                                    April 27, 2001


          /s/ Claudio X. Gonzalez
              Claudio X. Gonzalez           Director                                    April 27, 2001


         /s/ William C. Richardson
             William C. Richardson          Director                                    April 27, 2001


           /s/ John L. Zabriskie
               John L. Zabriskie            Director                                    April 27, 2001


           /s/ James M. Jenness
               James M. Jenness             Director                                    April 27, 2001

           /s/ William D. Perez
               William D. Perez             Director                                    April 27, 2001


              /s/ Sam K. Reed
                  Sam K. Reed               Director                                    April 27, 2001
